UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

  CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2022

FARO TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	0-23081	59-3157093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
250 Technology Park, Lake Mary, Florida 32746
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (407) 333-9911
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value per share	FARO	Nasdaq Global Select Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2022, the Board of Directors (the “Board”) of FARO Technologies, Inc. (the “Company”) increased the authorized number of directors on the Board from eight to nine directors and appointed Rajani Ramanathan to the Board and as a member of the Talent, Development and Compensation Committee of the Board. Ms. Ramanathan will be included in the Company’s slate of nominees for election to the Board at the Company’s 2023 annual meeting of shareholders.

There are no arrangements or understandings between Ms. Ramanathan and any other person pursuant to which Ms. Ramanathan was selected as a director. In addition, there are no transactions in which Ms. Ramanathan has an interest that would require disclosure under Item 404(a) of Regulation S-K.

Ms. Ramanathan will receive compensation for her service pursuant to the Company’s director compensation program. This includes an annual cash retainer of $60,000 per year for service as a non-employee director.

Additionally, as a new non-employee director, Ms. Ramanathan was granted restricted stock units (“RSUs”) with a value equal to $100,000. These RSUs vest on the third anniversary of Ms. Ramanathan’s appointment to the Board, subject to her continued membership on the Board through such vesting date. In addition, Ms. Ramanathan also executed the Company’s standard form of indemnification agreement, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 28, 2020.

A copy of the press release announcing Ms. Ramanathan’s appointment as a director is attached hereto as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits
EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of FARO Technologies, Inc, dated July 29, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARO Technologies, Inc.

July 29, 2022	/s/ Allen Muhich
	By:	Allen Muhich
	Its:	Chief Financial Officer
(Duly Authorized Officer and Principal Financial Officer)